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Exhibit 10.17


                            PLEDGE AND SECURITY AGREEMENT


     This Pledge and Security Agreement ("AGREEMENT") is made and entered into this 30th day of April, 1999, by and among The Cobalt Group, a Washington corporation ("PLEDGOR"), and Compu-Time, Inc., Parts Finder Locating Systems, Inc. and Locators, Inc., an Oregon corporation ("SECURED PARTY").

                                      RECITALS:

     A. Pursuant to the terms of a Purchase Agreement dated as of the date hereof ("PURCHASE AGREEMENT"), Pledgor has purchased from Secured Party all of the membership interest units ("UNITS") of PartsVoice LLC, an Oregon limited liability company ("PARTSVOICE"). As payment of the purchase price for the Units, Pledgor has executed and delivered to Secured Party $3,000,000 in cash, three promissory notes in the aggregate principal amount of $12,000,000 of even date herewith due in 90 days (THE "90-DAY NOTES"), and three promissory notes in the aggregate principal amount of $15,000,000 of even date herewith due in 270 days (THE "270-DAY NOTES", AND TOGETHER WITH THE 90-DAY NOTES, THE "NOTES").

     B. To secure payment of the Notes and performance of other obligations described herein, Pledgor has agreed to pledge the Units, and grant a security interest in the Units, to Secured Party on the terms set forth below.

                                     AGREEMENT:

          1. SECURITY INTEREST AND OBLIGATIONS SECURED. Pledgor hereby assigns and pledges the Units to Secured Party, and grants a security interest in the Units to Secured Party, to secure the full, complete and timely payment of the Notes and the performance of Cobalt's obligations under this Agreement and the Management Agreement (as defined in Section 5).

          2. CERTIFICATE AND ASSIGNMENT. Upon execution of this Agreement, Pledgor shall deliver to Secured Party a certificate representing all of the Units ("CERTIFICATE"), together with an executed assignment separate from certificate assigning all of the Units to Secured Party, in the form of Exhibit A attached hereto ("ASSIGNMENT"). Upon payment in full of the Notes, Secured Party shall promptly return the Certificate and the Assignment to Pledgor.

          3. FINANCING STATEMENTS. Upon execution of this Agreement, Pledgor shall execute and deliver to Secured Party such financing statements for filing as deemed necessary or appropriate by Secured Party. Upon payment in full of the Notes and the performance of all other obligations secured hereunder, Secured Party shall terminate any financing statements filed by Secured Party hereunder.

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          4.   REPRESENTATIONS AND WARRANTIES OF PLEDGOR.  Pledgor represents and warrants to Secured Party that:

               (a) Pledgor is the sole legal and equitable owner of the Units, free and clear of any pledges, security interests, liens, encumbrances, restrictions on transfer, options, or agreements to sell the Units, except for the pledge and security interest granted hereunder.

               (b) Pledgor has full power and authority to execute, deliver and perform this Agreement, and to pledge and grant a security interest in the Units as provided herein.

               (c) The execution, delivery and performance of this Agreement by Pledgor has been duly and properly authorized and will not result in any violation of Pledgor's articles of incorporation or bylaws or any agreement, license, instrument, judgment, decree or order applicable to Pledgor.


          5.   COVENANTS OF PLEDGOR WITH RESPECT TO UNITS.  Pledgor agrees that:

               (a) Prior to payment in full of the Notes, Pledgor shall not transfer (whether by sale, gift, or otherwise) any interest in the Units unless such transfer is (i) expressly subject to the terms of this Agreement and the Agreement for Management of Security of even date herewith among Pledgor, Compu-Time, Inc., Parts Finder Locating Systems, Inc., and Locators, Inc. ("MANAGEMENT AGREEMENT"), and (ii) made with the prior written consent of Secured Party in Secured Party's sole and absolute discretion. Prior to payment in full of the 90-Day Notes, Pledgor shall not pledge or grant a security interest in the Units, nor create, incur or allow any other lien, encumbrance or restriction on transfer with respect to the Units, without the prior written consent of Secured Party in Secured Party's sole and absolute discretion. Following payment in full of the 90-Day Notes, Pledgor shall not pledge or grant a security interest in the Units, nor create, incur or allow any other lien, encumbrance or restriction on transfer with respect to the Units, unless such pledge, security interest, lien, encumbrance or restriction is expressly subordinate and subject to the terms of this Agreement and the Management Agreement and made with the prior written consent of Secured Party which will not be unreasonably withheld.

               (b) Pledgor shall procure, execute, and deliver from time to time any assignments, financing statements, continuation statements and other writings reasonably necessary to perfect, maintain, and protect Secured Party's security interest in the Units and its priority therein.

               (c) Prior to payment in full of Notes, Pledgor shall not, without the prior written consent of Secured Party in Secured Party's sole and absolute discretion, (i) amend or restate the articles of organization or operating agreement of PartsVoice, (ii) effect any reorganization, consolidation, merger, dissolution or liquidation of PartsVoice (iii) sell,

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lease, exchange, mortgage or effect any other transfer or disposition of assets of PartsVoice other than in the ordinary course of business, (iv) effect the incurrence by PartsVoice of any indebtedness other than in the ordinary course of business, (v) effect any material change in the nature of the business of PartsVoice, or (vi) effect any withdrawal or distribution of cash or assets of any kind of PartsVoice, except as provided in this Agreement or the Management Agreement.

               (d) Prior to payment in full of the Notes, Pledgor shall not effect the admission of any additional members of PartsVoice without the prior written consent of Secured Party in Secured Party's sole and absolute discretion.

          6. AUTHORIZED ACTION BY SECURED PARTY; PROXY. Subject to Section 7(a) hereof, Pledgor irrevocably appoints Secured Party as attorney-in-fact and grants Secured Party a proxy to do any act that Pledgor is obligated by this Agreement to do and to exercise such rights and powers as Pledgor might exercise with respect to the Units pursuant to this Agreement. With respect to voting the Units as provided in Section 7(b), this Section 6 constitutes an irrevocable appointment of a proxy, coupled with an interest, which shall continue until the Notes are paid in full.

          7.   VOTING OF UNITS.

               (a) Unless and until an Event of Default (as hereinafter defined) has occurred and is continuing, neither party shall exercise any voting rights pertaining to the Units; provided, however, that Pledgor may vote for, consent to, authorize or approve actions or transactions which provide for or result in the payment in full of the Notes.

               (b) If an Event of Default has occurred and is continuing, Secured Party shall, at its option and election evidenced by a notice to Pledgor, and whether or not Secured Party exercises any other rights or remedies available to it under this Agreement, have the right to exercise all voting rights with respect to the Units.

          8. EVENTS OF DEFAULT. Any one or more of the following events constitutes an event of default ("EVENT OF DEFAULT"):

               (a) Occurrence and continuation of an Event of Default (as therein defined) under the Notes;

               (b) A breach or failure by Pledgor to perform any of the terms of this Agreement, which breach or failure has not been cured within twenty (20) days after written notice has been given of such breach or failure, including, without limitation, the covenants contained in Section 5 of this Agreement;

               (c) If any representation or warranty in this Agreement shall prove to have been false when made; or

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               (d)  A breach or failure by Pledgor to perform any of the terms of the Management Agreement, which breach or failure has not been cured within twenty (20) days after written notice has been given of such breach or failure.

          9. REMEDIES UPON DEFAULT. Upon the occurrence of any Event of Default, Secured Party may, in Secured Party's sole discretion and with or without further notice to Pledgor and in addition to all rights and remedies at law or in equity or otherwise:

               (a) Transfer any or all of the Units into the Secured Party's name.

               (b) Exercise Secured Party's proxy rights with respect to all or a portion of the Units. In such event, Pledgor agrees to deliver promptly to Secured Party evidence of the grant of such proxy in any form reasonably requested by Secured Party.

               (c) Continue the management of PartsVoice pursuant to the terms of Management Agreement.

               (d)  Sell or otherwise dispose of the Units in accordance with
Section 10 below.

          Upon the occurrence of an Event of Default that has been caused by a material breach or material failure of Pledgor to perform its obligations under this Agreement or the Management Agreement, Secured Party may, in addition to the foregoing rights and remedies, declare in writing the entire amount of the principal and interest due under the Notes immediately due and payable.

          Pledgor shall be liable for Secured Party's reasonable costs and expenses, including attorney fees, incurred or paid in exercising any remedy under this Agreement or in the enforcement hereof, in either such case after an Event of Default has occurred and while it is continuing, which costs and expenses shall become part of the indebtedness secured hereby and shall be paid to Secured Party immediately upon demand.

          10. SALE UPON DEFAULT. Pledgor and Secured Party acknowledge and agree that the Units are restricted, unregistered securities that are difficult to value and for which no public market exists. The parties further agree that the Units are not subject to sale in a "recognized market" as that term is described in ORS 79.5040. Pledgor and Secured Party wish to agree to reasonable standards for conducting a commercially reasonable sale of the Units. Without limiting rights and remedies otherwise available to Pledgor, the parties agree that compliance with the following steps shall satisfy requirements of a commercially reasonable sale:

               (a) The sale may be either a public or a private sale, at Secured Party's reasonable discretion, and it may be for all or any portion of the Units.

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               (b)  Secured Party shall set a date for public sale of the Units, or a date after which a private sale may occur, which date shall be not less than thirty (30) days after the date notice of the sale is given to Pledgor, and shall send written notification to Pledgor in advance regarding the date and the time of the public sale, or the date after which a private sale may occur.

               (c) Any public sale shall take place at a site in Portland, Oregon and time during normal business hours selected by Secured Party in its reasonable discretion.

               (d) As soon as practicable after request therefor by Secured Party, and in any event within twenty (20) days, Pledgor shall provide Secured Party with information relating to Pledgor requested by Secured Party for compliance with state or federal securities laws.

               (e) At any sale of any of the Units, Secured Party may restrict the prospective bidders or purchasers to persons or entities who, by certain representations made by them, would render registration of the sale under state or federal securities laws unnecessary.

          Upon any sale of the Units as provided above, the sale proceeds shall be applied as follows: first, to the payment of all costs and expenses incurred in connection with the holding, preparing for sale and sale of the Units, including but not limited to attorneys' fees and legal expenses incurred by Secured Party in connection therewith; second, to payment of all amounts due under the Notes; and third, any surplus thereafter remaining shall be paid to Pledgor or whoever may be lawfully entitled thereto.

          11. REMEDIES CUMULATIVE. The rights and remedies of Secured Party herein shall be cumulative and in addition to, and not exclusive of, any rights or remedies provided by law.

          12. NOTICES. Notices, requests, demands and other communications required under this Agreement shall be in writing and considered validly served when delivered by first-class mail, facsimile, telex or telecopy to the address or telephone number specified below:

TO PLEDGOR:         The Cobalt Group, Inc.
                    Attn:  Geoffrey T. Barker
                    1525 First Avenue, Third Floor
                    Seattle, WA 98101
                    Fax (206) __________

                    With a copy to:
                    Stoel Rives LLP
                    Attn: Ronald J. Lone
                    3600 One Union Square
                    600 University Street

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                    Seattle, WA 98101
                    Fax (206) 386-7500

TO PLEDGEE:         Compu-Time, Inc.
                    8305 S.E. Monterey, Suite 110
                    Portland, OR  97266
                    Fax (503) 659-3753

                    Parts Finder Locating Systems, Inc.
                    14718 S.W. Scarlett Drive
                    Tigard, OR  97224
                    Fax (503) 538-9103

                    Locators, Inc.
                    8305 S.E. Monterey, Suite 104
                    Portland, OR  97266
                    Fax (503) 653-9536

                    With a copy to:

                    Bullivant Houser Bailey
                    Professional Corporation
                    Attention:  Stephen B. Hill, Esq.
                    888 S.W. Fifth Avenue
                    300 Pioneer Tower
                    Portland, Oregon 97204-20898
                    Fax  (503) 295-0915

          Any party may alter its address by giving written notice of such change to the other parties hereto.

          13. SECURED PARTY REPRESENTATIONS. The Manager of PartsVoice, as defined in Section 2 of the Management Agreement, shall serve as the sole and exclusive agent of Secured Party for purposes of any decision or action required or permitted to be taken by Secured Party hereunder unless any of the entities collectively known as the Secured Party shall have given notice to Pledgor to the contrary and, prior to the actual receipt of such notice by Pledgor, Pledgor shall be entitled to rely on the authority of the Manager as such.

          14. BINDING AGREEMENT AND ASSIGNMENT. This Agreement shall be binding upon the respective successors and assigns of the parties hereto.

          15. ENTIRE AGREEMENT AND AMENDMENT. This Agreement, together with the Purchase Agreement and the other related agreements and documents included as Exhibits thereto constitute the complete and final agreement of the parties with regard to the transactions contemplated hereby and thereby and all previous and contemporaneous

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understandings and agreements not stated herein or therein are hereby waived and abandoned by the parties. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by all the parties hereto.

          16. WAIVER. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

          17. APPLICABLE LAW. The law applicable to this Agreement shall be the law of the State of Oregon.

          18. ATTORNEY FEES. If a suit, action or other proceeding of any nature whatsoever (including any contested matter or adversary proceeding under the U.S. Bankruptcy Code) is instituted in connection with any controversy arising out of this Agreement or to interpret or enforce any rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys', paralegals', accountants' and other experts' fees, and all other fees, costs and expenses actually incurred in connection therewith, as determined by the judge at trial or on appeal or review, in addition to all other amounts provided by law.

          19. COUNTERPARTS. This Agreement maybe executed in any number of counterparts, each of which shall constitute an original of this Agreement.

     PLEDGOR:                 The Cobalt Group, Inc.

                              By:
                                  ------------------------------------
                              Its:
                                  ------------------------------------

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     SECURED PARTY:           Compu-Time, Inc.

                              By:
                                  ------------------------------------
                              Its:
                                  ------------------------------------

                              Parts Finder Locating Systems, Inc.

                              By:
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                              Its:
                                  ------------------------------------


                              Locators, Inc.

                              By:
                                  ------------------------------------
                              Its:
                                  ------------------------------------

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                                     EXHIBIT A

                    (Form of Assignment Separate From Certificate)